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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    Each of the undersigned officers and directors of Golf Trust of America, Inc. (the "Company"), hereby constitutes and appoint W. Bradley Blair, II and David J. Dick, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the initial filing of the Company's registration statement on form S-11 any and all amendments to thereto, including post-effective amendments and any registration statement filed pursuant to Rule 426(b), and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby, ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

   /s/ W. BRADLEY BLAIR, II     President, Chief Executive
------------------------------   Officer and Chairman of    September 30, 1997
     W. Bradley Blair, II        the Board of Directors

      /s/ DAVID J. DICK
------------------------------  Executive Vice President    September 30, 1997
        David J. Dick            and Director

     /s/ SCOTT D. PETERS
------------------------------  Senior Vice President and   September 30, 1997
       Scott D. Peters           Chief Financial Officer

      /s/ LARRY D. YOUNG
------------------------------  Director                    September 30, 1997
        Larry D. Young

      /s/ ROY C. CHAPMAN
------------------------------  Director                      October 1, 1997
        Roy C. Chapman

     /s/ RAYMOND V. JONES
------------------------------  Director                    September 30, 1997
       Raymond V. Jones

      /s/ FRED W. REAMS
------------------------------  Director                    September 30, 1997
        Fred W. Reams

      /s/ EDWARD L. WAX
------------------------------  Director                      October 1, 1997
        Edward L. Wax